                                                                EXHIBIT 10.17.11

                   LOAN MODIFICATION AGREEMENT (FIXED RATE #4)

            THIS LOAN MODIFICATION AGREEMENT (FIXED RATE #4), dated as of October 1, 2004 (this "MODIFICATION AGREEMENT"), between the parties identified as "Borrowers" on the signature pages hereto (each a "BORROWER" and collectively, "BORROWERS") and MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation (together with its successors and assigns, "LENDER").

                                    RECITALS:

            WHEREAS, pursuant to the terms and conditions of that certain Loan and Security Agreement (Fixed Rate #4), dated as of June 25, 2004 (as amended or modified from time to time, the "LOAN AGREEMENT"; all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement), Lender made a loan to Borrowers in the original principal amount of $61,516,500 (the "LOAN"), which Loan has an outstanding principal balance of $61,294,312.26 as of the date hereof; and

            WHEREAS, in connection with the Securitization of the Loan, Borrowers and Lender wish to: (a) decrease the principal amount of the Loan by $3,000,000 to $58,294,312.26; (b) modify the Allocated Loan Amounts with respect to certain Properties; (c) modify the Scheduled Mortgage Principal Payments; and
(d) amend and modify the Loan Agreement and the other Loan Documents upon the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration for the Loan, the covenants, agreements, representation and warranties contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to modify and amend the Loan Agreement and other Loan Documents as follows:

            1. The parties to this Modification Agreement agree that: (a) the outstanding principal amount of the Loan is hereby decreased by $3,000,000 (the "PRINCIPAL REDUCTION") to $58,294,312.26 and all references to the term "Loan" in the Loan Agreement and the other Loan Documents are deemed to refer to the principal amount of the loan as decreased by the Principal Reduction Amount; (b) Exhibit D to the Loan Agreement, setting forth the Allocated Loan Amount with respect to each Property, is hereby deleted in its entirety and superceded by Exhibit D attached hereto ("REPLACEMENT EXHIBIT D") and all references in the Loan Agreement and the other Loan Documents to (i) "Exhibit D" are hereby deemed to refer to Replacement Exhibit D and (ii) "Allocated Loan Amount" are hereby deemed to refer to the Allocated Loan Amounts set forth on Replacement Exhibit D (the parties acknowledge and agree that, for purposes of revision of the Allocated Loan Amounts, it has been assumed that the Principal Reduction was made effective as of the Closing Date); and (c) Schedule 2.4 to the Loan Agreement, setting forth the Scheduled Mortgage Principal Payments with respect to the Loan, is hereby deleted in its entirety and superceded by Schedule 2.4 attached hereto ("REPLACEMENT SCHEDULE 2.4") and all references in the Loan Agreement and the other Loan Documents to (i) "Schedule 2.4" are hereby deemed to refer to Replacement Schedule 2.4 and (ii) "Scheduled Mortgage Principal Payments" are hereby deemed to refer to the Scheduled Mortgage Principal Payments set forth on Replacement Schedule 2.4.

            2. From and after the date hereof, all references to the Loan Agreement in the Loan Documents shall mean the Loan Agreement, as modified and amended hereby.

            3. Except as expressly amended hereby, all of the terms, covenants and conditions of the Loan Agreement and the other Loan Documents are hereby ratified and confirmed by Borrowers and remain unmodified and in full force and effect. In the event of any conflict or ambiguity between the provisions of this Modification Agreement and those of the Loan Agreement and the other Loan Documents, the terms of this Modification Agreement shall control.

            4. Borrowers hereby represent and warrant that, as of the date hereof, (a) no Default or Event of Default has occurred and is continuing under the Loan Agreement or any of the Loan Documents and (b) no Material Adverse Effect has occurred with respect to any Borrower Party or any Property.

            5. This Modification Agreement supercedes any prior agreement, oral or written, between the parties hereto, and contains the entire agreement between Borrowers and Lender with respect to the subject matter hereof.

            6. THIS MODIFICATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

            7. This Modification Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which counterparts together shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Loan Agreement as of the date first written above.

                                BORROWERS:

                                NH MOTEL ENTERPRISES, INC.
                                SERVICO COLUMBIA, INC.
                                LODGIAN FAIRMONT LLC
                                SERVICO HOUSTON, INC.

                                By: s/ Daniel E. Ellis
                                    --------------------------------------------
                                    Name:  Daniel E. Ellis
                                    Title: Vice President and Secretary, or
                                           Authorized Signatory for each of the
                                           entities listed above

                                LITTLE ROCK LODGING ASSOCIATES I,
                                LIMITED PARTNERSHIP

                                By: Lodgian Little Rock SPE, Inc., its general
                                    partner

                                  By: /s/ Daniel E. Ellis
                                      ------------------------------------------
                                      Name:  Daniel E. Ellis
                                      Title: Vice President and Secretary

                                LODGIAN HOTELS FIXED IV, L.P.

                                By: Lodgian Hotels Fixed IV GP, Inc., its
                                    general partner

                                  By: /s/ Daniel E. Ellis
                                      ------------------------------------------
                                      Name:  Daniel E. Ellis
                                      Title: Vice President and Secretary

                                LENDER:

                                MERRILL LYNCH MORTGAGE LENDING, INC.

                                By: /s/ Robert Spinna
                                    --------------------------------------------
                                    Name:  Robert Spinna
                                    Title: Vice President

                              REPLACEMENT EXHIBIT D

             ALLOCATED LOAN AMOUNTS/AGGREGATE ALLOCATED LOAN AMOUNTS

               LODGIAN   LOCATION
 ML CODE        CODE       CODE              LEGAL ENTITY                 PROPERTY NAME              ADDRESS             CITY
--------       -------   --------   -----------------------------   -----------------------   --------------------   -----------
FIXED RATE LOAN #4
    47            hou      4310     Servico Houston, Inc.           Crowne Plaza - Houston    12801 NW Freeway US    Houston
                                                                                               290
    17            col      1710     Servico Columbia, Inc.          Hilton  - Columbia        5485 Twin Knolls Rd.   Columbia
    42            nrf      3930     NH Motel Enterprises, Inc.      Hilton  - Troy             5500 Crooks Rd.       Troy
    50            dfw      4388     Lodgian Hotels Fixed IV, L.P.   Holiday Inn Select -      4441 Hwy 114 & Ester   Irving
                                                                     Irving                    Blvd.
     6            lrk       560     Little Rock Lodging             Residence Inn - Little    1401 S. Shackleford    Little Rock
                                     Associates I, Limited           Rock                      Rd.
                                     Partnership
    22            fre      1776     Lodgian Hotels Fixed IV, L.P.   Holiday Inn - Frederick   999 W. Patrick St.     Frederick
    26            pdk      2007     Lodgian Hotels Fixed IV, L.P.   Courtyard by Marriott -   3835 Technology Dr.    Paducah
                                                                     Paducah
    48            abl      4343     Lodgian Hotels Fixed IV, L.P.   Courtyard by Marriott -   4350 Ridgemont Dr.     Abilene
                                                                     Abilene
    61            fwv      4800     Lodgian Fairmont LLC            Holiday Inn  - Fairmont   930 East Old Grafton   Fairmont
                                                                                               Road
                                                                    SUBTOTAL

                                                  ALLOCATED     AGGREGATE
                 LODGIAN            ALLOCATED     MEZZANINE     ALLOCATED
ML CODE           CODE     STATE   LOAN AMOUNT   LOAN AMOUNT   LOAN AMOUNT
--------         -------   -----   -----------   -----------   -----------
FIXED RATE LOAN #4
    47              hou     TX     $13,830,000            $0   $13,830,000

    17              col     MD     $11,100,000            $0   $11,100,000
    42              nrf     MI     $ 7,350,000            $0   $ 7,350,000
    50              dfw     TX     $ 6,833,500            $0   $ 6,833,500

     6              lrk     AR     $ 4,760,000            $0   $ 4,760,000

    22              fre     MD     $ 4,278,000            $0   $ 4,278,000
    26              pdk     KY     $ 4,340,000            $0   $ 4,340,000

    48              abl     TX     $ 3,850,000            $0   $ 3,850,000

    61              fwv     WV     $ 2,175,000            $0   $ 2,175,000

                                   $58,516,500            $0   $58,516,500

                              Replacement Exhibit D

                            REPLACEMENT SCHEDULE 2.4

                                [Attached Hereto]

                            Replacement Schedule 2.4